March 10, 2011




VIA EDGAR LINK
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

	Re:	Symetra Resource Variable Account B (811-04716)


Dear Commissioners:

	On behalf of Symetra Life Insurance Company and the Symetra Resource Variable Account B, we hereby submit, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940, that the Account's annual report for the period ending December 31, 2010 has been transmitted to contract owners accordingly. Attached are copies of the cover letters that accompanied the annual report mailing.

	We incorporate by reference the following annual reports for the underlying funds:

		Filer/Entity:  AIM Variable Insurance Funds (Invesco
				Variable Insurance Funds)
		Registration No.:  811-07452
		CIK No.: 0000896435
		Accession No.: 0000950123-11-018617
		Date of Filing: 02/25/2011

		Filer/Entity: American Century Variable Portfolios Inc. Registration No.: 811-05188
		CIK No.:  0000814680
		Accession No.: 0001437749-11-001014
		Date of Filing:  02/23/2011

		Filer/Entity:  Dreyfus Investment Portfolios
		Registration No.:  811-08673
		CIK No.:  0001056707
		Accession No.: 0001056707-11-000001
		Date of Filing: 02/17/2011

		Filer/Entity: Dreyfus Socially Responsible Growth Fund Inc. Registration No.: 811-07044
		CIK No.:  0000890064
		Accession No.: 0000890064-11-000001
		Date of Filing: 02/16/2011

		Filer/Entity:  Dreyfus Stock Index Fund Inc.
		Registration No.:  811-05719
		CIK No.:  0000846800
		Accession No.: 0000846800-11-000001
		Date of Filing:  02/15/2011

		Filer/Entity:  Dreyfus Variable Investment Fund
		Registration No.:  811-05125
		CIK No.:  0000813383
		Accession No.: 0000813383-11-000004
		Date of Filing: 02/16/2011

		Filer/Entity:  DWS Variable Series I
		Registration No.:  811-04257
		CIK No.:  0000764797
		Accession No.:  0000088053-11-000272
		Date of Filing: 02/24/2011

		Filer/Entity:  DWS Variable Series II
		Registration No.:  811-05002
		CIK No.:  0000810573
		Accession No.: 0000088053-11-000276
		Date of Filing: 02/24/2011

		Filer/Entity:  Federated Insurance Series
		Registration No.:  811-08042
		CIK No.:  0000912577
		Accession No.: 0001318148-11-000389
		Date of Filing: 02/24/2011

		Filer/Entity:  Franklin Templeton Variable Insurance Products Trust
		Registration No.:  811-05583
		CIK No.: 0000837274
		Accession Nos.:	  0001193125-11-054436
				  0001193125-11-054448
				  0001193125-11-054454
				  0001193125-11-054511
		Date of Filings: 03/03/2011

		Filer/Entity:  ING Investors Trust
		Registration No.:  811-05629
		CIK No.:  0000837276
		Accession No.:  0001145443-11-000304
		Date of Filing:  03/07/2011

		Filer/Entity:  JPMorgan Insurance Trust
		Registration No.:  811-07874
		CIK No.:  0000909221
		Accession No.:  0001193125-11-057436
		Date of Filing:  03/07/2011

		Filer/Entity:  Pioneer Variable Contracts Trust /MA/
		Registration No:  811-08786
		CIK No.:  0000930709
		Accession No.: 0000078713-11-000022
		Date of Filing:  03/01/2011

		Filer/Entity:  Variable Insurance Products Fund
		Registration No.:  811-03329
		CIK No.:  0000356494
		Accession No.: 0000035348-11-000006
		Date of Filing: 02/25/2011

		Filer/Entity:  Variable Insurance Products Fund II
		Registration No.:  811-05511
		CIK No.:  0000831016
		Accession No.: 0000035348-11-000007
		Date of Filing:  02/25/2011

		Filer/Entity:  Variable Insurance Products III
		Registration No.:  811-07205
		CIK No.:  0000927384
		Accession No.: 0000927384-11-000002
		Date of Filing: 02/22/2011

		Filer/Entity:  Variable Insurance Products Fund V
		Registration No.:  811-05361
		CIK No.:  0000823535
		Accession No.:  0000035348-11-000008
		Date of Filing:  02/25/2011
		Accession No.:  0000823535-11-000026
		Date of Filing:  03/03/2011


	If you have any questions regarding this filing, please contact me at
(425) 256-5026.

						Sincerely,

						/s/Jacqueline M. Veneziani
						--------------------------
						Jacqueline M. Veneziani
						Vice President and Associate
						General Counsel

Dear Valued Customer:

Enclosed are regulatory documents for your Symetra variable product(s) and/or the underlying investment portfolios within your Symetra contract(s).

Regulatory documents are also available online at www.symetra.com.

As always, Symetra is committed to providing you with outstanding products and convenient services. We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to 4:30 p.m. PST.

Sincerely,

/s/Thomas M. Marra
Thomas M. Marra
President
Symetra Life Insurance Company

RE: Have you changed your e-mail address?

Dear Valued Customer:

We have attempted three times to notify you by e-mail that you have a new regulatory document available for viewing, but each time the e-mail has been returned as undeliverable. This is a concern for us because the Securities and Exchange Commission (SEC) requires that we notify you when a new regulatory document is available for viewing.

To satisfy SEC requirements, we are enclosing the regulatory documents(s) for your Symetra Life Insurance Company variable annuity and/or variable life contract with this mailing.

Please log in to your account and update your e-mail address immediately so that we can continue to provide you with the convenience of electronic delivery. You can also view regulatory documents at www.symetra.com.

Please Note: Because we are required by law to deliver certain documents to you, unless we receive a new e-mail address for you, we will have to return to sending you paper reports for all subsequent regulatory mailings.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to 4:30 p.m. PST.

Sincerely,
/s/Thomas M. Marra
Thomas M. Marra
President
Symetra Life Insurance Company

RE: Your Symetra Life Insurance Company Regulatory Documents

Dear Valued Customer:

Thank you for choosing the convenience of online delivery. Click on the link below to view the regulatory documents for your variable annuity and/or variable life product(s).

http://www.prtdocs.newriver.com/symetra/xxxxxxxxx.pdf

As always, Symetra is committed to providing you with quality products and convenient services. We thank you for your business and look forward to helping you meet your financial goals in the years ahead.

If you have any questions or would like additional information, please call one of our customer service representatives at 1-800-796-3872, 6:00 a.m. to 4:30 p.m. PST. or your registered representative.

Thomas M. Marra
President
Symetra Life Insurance Company


The information contained in this message is confidential. If you are not the intended recipient, do not distribute or copy this communication. If you have received this communication in error, please notify Symetra immediately. Thank you for your cooperation.